Exhibit 10.4

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of [*], 2024, and shall be effective as of the Closing (defined below), by and among (i) Aimei Health Technology Co., Ltd, an exempted company incorporated with limited liability in the Cayman Islands (the “Company”), (ii) United Hydrogen Global Inc., an exempted company incorporated with limited liability in the Cayman Islands (including any successor entity thereto, “Pubco”), and (iii) the individuals and entities listed under Investors on the signature page hereto, (individually, an “Investor” and collectively, the “Investors”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Original Agreement (as defined below) (and if such term is not defined in the Original Agreement, then the Business Combination Agreement (as defined below)).

RECITALS

WHEREAS, the Company and the Investors are parties to that certain Registration Rights Agreement, dated as of December 1, 2023 (the “Original Agreement”), pursuant to which the Company granted certain registration rights to the Investors named therein with respect to the Company’s securities;

WHEREAS, on [_______________], 2024, (i) the Company, (ii) Aimei Investment Ltd, an exempted company incorporated with limited liability in the Cayman Islands, in the capacity as the Purchaser Representative thereunder, (iii) Pubco, (iv) United Hydrogen Victor Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (“First Merger Sub”), (v) United Hydrogen Worldwide Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (“Second Merger Sub”), and (vi) United Hydrogen Group Inc., an exempted company incorporated with limited liability in the Cayman Islands United Hydrogen (“United Hydrogen”), entered into that certain Business Combination Agreement (as amended from time to time, the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, subject to the terms and conditions thereof, upon the consummation of the transactions contemplated thereby (the “Closing”), among other matters, (i) First Merger Sub will merge with and into United Hydrogen, with United Hydrogen continuing as the surviving entity and a wholly-owned subsidiary of Pubco (the “First Merger”), and (a) each outstanding ordinary share of United Hydrogen (except for the Company Specially Designated Shares (as defined in the Business Combination Agreement)) issued and outstanding immediately prior to the effective time of the First Merger will automatically be cancelled, in exchange for the right of the holder thereof to receive ordinary shares of Pubco (“Pubco Ordinary Shares”) and (b) each Company Specially Designated Shares of United Hydrogen issued and outstanding immediately prior to the effective time of the First Merger will automatically be cancelled, in exchange for the right of the holder thereof to receive Pubco Ordinary Shares, and (ii) one business day following, and as part of the same overall transaction as the First Merger, Second Merger Sub will merge with and into the Company (the “Second Merger”), with the Company surviving the Second Merger as a wholly-owned subsidiary of Pubco and with the holders of the Company’s securities receiving substantially equivalent Pubco Ordinary Shares, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the provisions of applicable law;

WHEREAS, concurrently with the Closing, the holders of United Hydrogen’s capital shares (the “United Hydrogen Shareholders”) and Pubco shall enter into a Registration Rights Agreement (as amended from time to time in accordance with the terms thereof, the “United Hydrogen Registration Rights Agreement”) pursuant to which Pubco shall grant the United Hydrogen Shareholders certain registration rights with respect to their “Registrable Securities” as defined therein (the “United Hydrogen Securities”);

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WHEREAS, the parties hereto desire to amend and restate the Original Agreement to add Pubco as a party to the Original Agreement; to reflect the transactions contemplated by the Business Combination Agreement, including the issuance of the Pubco Ordinary Shares thereunder; and to provide the existing Investors party thereto certain registration rights with respect to certain securities of the Pubco, as set forth in this Agreement; and

WHEREAS, pursuant to Section 6.7 of the Original Agreement, the Original Agreement can be amended and binding on each party thereto when such amendment is executed in writing by such party thereto.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. DEFINITIONS. The following capitalized terms used herein have the following meanings:

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Business Combination Agreement” is defined in the recitals to this Agreement.

“Closing” is defined in the recitals to this Agreement.

“Commission” means the Securities and Exchange Commission, or any other Federal agency then administering the Securities Act or the Exchange Act.

“Company” is defined in the preamble to this Agreement.

“Company Ordinary Shares” means the ordinary shares of the Company, par value $0.0001 per share.

“Demand Registration” is defined in Section 2.1.1.

“Demanding Holder” is defined in Section 2.1.1.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“First Merger” is defined in the recitals to this Agreement.

“First Merger Sub” is defined in the recitals to this Agreement.

“Founder Shares” means the 1,725,000 ordinary shares, par value $0.0001 per share, issued to the Company’s initial shareholders prior to the Company’s initial public offering.

“United Hydrogen Registration Rights Agreement” is defined in the recitals to this Agreement.

“United Hydrogen Securities” is defined in the recitals to this Agreement.

“United Hydrogen Shareholders” is defined in the recitals to this Agreement.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Investor(s)” is defined in the preamble to this Agreement, and includes any transferee of the Registrable Securities (so long as they remain Registrable Securities) of an Investor permitted under this Agreement.

“Investor Indemnified Party” is defined in Section 4.1.

“Maximum Number of Shares” is defined in Section 2.1.4.

“Notices” is defined in Section 6.3.

“Piggy-Back Registration” is defined in Section 2.2.1.

“PIPE Documents” is defined in Section 2.4.

“PIPE Investor” means an investor purchasing securities in a PIPE Investment as contemplated by the Business Combination Agreement.

“PIPE Securities” means those securities sold, or may be sold, to PIPE Investors in a PIPE Investment as contemplated by the Business Combination Agreement.

“Private Units” means the 332,000private units sold and issued to Aimei Investment Ltd (or its designees or affiliates) which Aimei Investment Ltd (or its designees) privately purchased under an exemption from registration under the Securities Act simultaneously with the consummation of the Company’s initial public offering.

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“Pro Rata” is defined in Section 2.1.4.

“Pubco” is defined in the preamble to this Agreement, and shall include Pubco’s successors by merger, acquisition, reorganization or otherwise.

“Pubco Ordinary Shares” is defined in the recitals to this Agreement.

“Register,” “Registered” and “Registration” mean a registration or offering effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means: (i) the Founder Shares: (ii) the Private Units; (iii) the Company Ordinary Shares underlying the Private Units (including the Company Ordinary Shares issuable upon conversion of the Rights which are a component thereof); and (iv) any securities issuable upon conversion of loans from Investors (or their designees or affiliates) to the Company for the Company’s use as working capital, if any (the “Working Capital Loan Securities”). Registrable Securities include any warrants, shares of capital stock or other securities of the Pubco issued as a dividend or other distribution with respect to or in exchange for or in replacement of such Founder Shares, Private Units and Working Capital Loan Securities (and underlying securities), including any Pubco Ordinary Shares issuable upon exchange of any of the foregoing securities in accordance with the terms of the Business Combination Agreement. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by Pubco, and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding; or (d) the Registrable Securities are freely saleable under Rule 144 under the Securities Act without volume limitations.

“Registration Statement” means a registration statement filed by Pubco with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, including all amendments thereto, including post-effective amendments (other than a registration statement on Form S-4, F-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Rights” means the rights to purchase 1/5th of a Company Ordinary Share.

“Rule 144” means Rule 144 promulgated under the Securities Act.

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“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Second Merger” is defined in the recitals to this Agreement.

“Second Merger Sub” is defined in the recitals to this Agreement.

“Short Form Registration” is defined in Section 2.3.

“Specified Courts” is defined in Section 6.9.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

“Units” means the units of the Company’s securities issued by the Company in its initial public offering, each comprised of one Company Ordinary Share, and a Right to purchase 1/5th of a Company Ordinary Share.

2. REGISTRATION RIGHTS.

2.1 Demand Registration.

2.1.1 Request for Registration. At any time and from time to time after the Closing, the holders of a majority-in-interest of Registrable Securities then issued and outstanding held by the Investors or the transferees of the Investors, may make a written demand for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”). Any demand for a Demand Registration shall specify the number of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. Pubco will notify, in writing, all holders of Registrable Securities of the demand within fifteen (15) calendar days of Pubco’s receipt of such demand, and each holder of Registrable Securities who wishes to include all or a portion of his, her or its Registrable Securities in the Demand Registration (each such holder including Registrable Securities in such registration, including the holder(s) making the initial demand, a “Demanding Holder”) shall so notify Pubco, in writing, within fifteen (15) calendar days after the receipt by the holder of the notice from Pubco. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Sections 2.1.4 and the provisos set forth in Section 3.1.1. Pubco shall not be obligated to effect more than an aggregate of three (3) Demand Registrations under this Section 2.1.1 in respect of all Registrable Securities. Notwithstanding anything in this Section 2.1 to the contrary, Pubco shall not be obligated to effect a Demand Registration, (i) if a Piggy-Back Registration had been available to the Demanding Holder(s) within the one hundred twenty (120) calendar days preceding the date of request for the Demand Registration, (ii) within sixty (60) calendar days after the effective date of a previous registration effected with respect to the Registrable Securities pursuant this Section 2.1, or (iii) during any period (not to exceed one hundred eighty (180) calendar days) following the closing of the completion of an offering of securities by Pubco if such Demand Registration would cause Pubco to breach a “lock-up” or similar provision contained in the underwriting agreement for such offering.

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2.1.2 Effective Registration. A Registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective by the Commission and Pubco has materially complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders thereafter elect to continue the offering; provided, further, that Pubco shall not be obligated to file another Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

2.1.3 Underwritten Offering. If a majority-in-interest of the Demanding Holders so elect and such holders so advise Pubco as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any holder to include its Registrable Securities in such registration shall be conditioned upon such holder’s participation in such underwriting offering and the inclusion of such holder’s Registrable Securities in the underwriting offering to the extent provided herein. All Demanding Holders proposing to distribute their Registrable Securities through such underwriting offering shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting offering by a majority-in-interest of the holders initiating the Demand Registration and reasonably acceptable to Pubco.

2.1.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises Pubco and the Demanding Holders in writing that the dollar amount or number of Registrable Securities which the Demanding Holders desire to sell, taken together with all other Pubco Ordinary Shares or other securities which Pubco desires to sell and the Pubco Ordinary Shares or other securities, if any, as to which Registration by Pubco has been requested pursuant to written contractual piggy-back registration rights held by other security holders of Pubco who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Number of Securities”), then Pubco shall include in such Registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders and the United Hydrogen Securities for the account of any Persons who have exercised demand registration rights pursuant to the United Hydrogen Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing (all pro rata in accordance with the number of securities that each applicable Person has requested be included in such registration, regardless of the number of securities held by each such Person, as long as they do not request to include more securities than they own (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Pubco Ordinary Shares or other securities that Pubco desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to Section 2.2 and the United Hydrogen Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of the United Hydrogen Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii) , the Pubco Ordinary Shares or other securities for the account of other Persons that Pubco is obligated to register pursuant to written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities. In the event that Pubco securities that are convertible into Pubco Ordinary Shares are included in the offering, the calculations under this Section 2.1.4 shall include such Pubco Securities on an as-converted to Pubco Ordinary Share basis.

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2.1.5 Withdrawal. If a majority-in-interest of the Demanding Holders disapprove of the terms of any underwriting offering or are not entitled to include all of their Registrable Securities in any offering, such majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to Pubco and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If the majority-in-interest of the Demanding Holders withdraws from a proposed offering relating to a Demand Registration, then such registration shall not count as a Demand Registration provided for in Section 2.1.

2.2 Piggy-Back Registration.

2.2.1 Piggy-Back Rights. If at any time after the Closing Pubco proposes to file a Registration Statement under the Securities Act with respect to a Registration or an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by Pubco for its own account or for shareholders of Pubco for their account (or by Pubco and by shareholders of Pubco including, without limitation, pursuant to Section 2.1), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to Pubco’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of Pubco, (iv) for a dividend reinvestment plan, or (v) an exchange offer or offering of securities in connection with a merger or other form of acquisition of a business entity to the equity owners thereof, then Pubco shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than ten (10) calendar days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such Registration or offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such holders may request in writing within five (5) calendar days following receipt of such notice (a “Piggy-Back Registration”). To the extent permitted by applicable securities laws with respect to such registration by Pubco or another demanding shareholder, Pubco shall cause such Registrable Securities to be included in such registration and shall use its reasonable best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of Pubco and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.

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2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises Pubco and Investors holding Registrable Securities proposing to distribute their Registrable Securities through such Piggy-Back Registration in writing that the dollar amount or number of Pubco Ordinary Shares or other Pubco securities which Pubco desires to sell, taken together with the Pubco Ordinary Shares or other Pubco securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with Persons other than the Investors holding Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the Pubco Ordinary Shares or other Pubco securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other security holders of Pubco, exceeds the Maximum Number of Securities, then Pubco shall include in any such registration:

(a) If the registration is undertaken for Pubco’s account: (i) first, the Pubco Ordinary Shares or other securities that Pubco desires to sell that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the United Hydrogen Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the United Hydrogen Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Pubco Ordinary Shares or other equity securities for the account of other Persons that Pubco is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities;

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(b) If the registration is a “demand” registration undertaken at the demand of Demanding Holders pursuant to Section 2.1: (i) first, the Pubco Ordinary Shares or other securities for the account of the Demanding Holders and the United Hydrogen Securities for the account of any Persons who have exercised demand registration rights pursuant to the United Hydrogen Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Pubco Ordinary Shares or other securities that Pubco desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the United Hydrogen Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the United Hydrogen Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco Ordinary Shares or other equity securities for the account of other Persons that Pubco is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities;

(c) If the registration is a “demand” registration undertaken at the demand of holders of United Hydrogen Securities under the United Hydrogen Registration Rights Agreement: (i) first, the United Hydrogen Securities for the account of the demanding holders and the Registrable Securities for the account of Demanding Holders who have exercised demand registration rights pursuant to Section 2.1 during the period under which the demand registration under the United Hydrogen Registration Rights Agreement is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Pubco Ordinary Shares or other securities that Pubco desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the United Hydrogen Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the United Hydrogen Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco Ordinary Shares or other equity securities for the account of other Persons that Pubco is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities; and

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(d) If the registration is a “demand” registration undertaken at the demand of Persons other than either Demanding Holders under Section 2.1 or the holders of United Hydrogen Securities exercising demand registration rights under the United Hydrogen Registration Rights Agreement: (i) first, the Pubco Ordinary Shares or other securities for the account of the demanding Persons that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Pubco Ordinary Shares or other securities that Pubco desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the United Hydrogen Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the United Hydrogen Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco Ordinary Shares or other equity securities for the account of other Persons that Pubco is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities.

In the event that Pubco securities that are convertible into Pubco Ordinary Shares are included in the offering, the calculations under this Section 2.2.2 shall include such Pubco securities on an as-converted to Pubco Ordinary Share basis. Notwithstanding anything to the contrary above, to the extent that the registration of an Investor’s Registrable Securities would prevent Pubco or the demanding shareholders from effecting such registration and offering, such Investor shall not be permitted to exercise Piggy-Back Registration rights with respect to such registration and offering.

2.2.3 Withdrawal. Any Investor holding Registrable Securities may elect to withdraw such Investor’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to Pubco of such request to withdraw prior to the effectiveness of the Registration Statement. Pubco (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement without any liability to the applicable Investor, subject to the next sentence and the provisions of Section 4. Notwithstanding any such withdrawal, Pubco shall pay all expenses incurred in connection with such Piggy-Back Registration as provided in Section 3.3 (subject to the limitations set forth therein) by Investors holding Registrable Securities that requested to have their Registrable Securities included in such Piggy-Back Registration.

2.3 Short Form Registrations. The holders of Registrable Securities may at any time and from time to time, request in writing that Pubco register the resale of any or all of such Registrable Securities on Form S-3 or Form F-3 or any similar short-form registration which may be available at such time (“Short Form Registration”); provided, however, that Pubco shall not be obligated to effect such request through an underwritten offering. Upon receipt of such written request, Pubco will promptly give written notice of the proposed registration to all other holders of Registrable Securities, and, as soon as practicable thereafter, use its reasonable best efforts to effect the registration of all or such portion of such holder’s or holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities or other securities of Pubco, if any, of any other holder or holders joining in such request as are specified in a written request given within fifteen (15) calendar days after receipt of such written notice from Pubco as are specified in a written request given within fifteen (15) calendar days after receipt of such written notice from Pubco; provided, however, that Pubco shall not be obligated to effect any such registration pursuant to this Section 2.3: (i) if Short Form Registration is not available for such offering; or (ii) if the holders of the Registrable Securities, together with the holders of any other securities of Pubco entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at any aggregate price to the public of less than $500,000. Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations effected pursuant to Section 2.1.

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2.4 PIPE Securities. The Investors hereby acknowledge that the Company and/or Pubco has granted, or may prior to the Closing grant, registration rights to PIPE Investors with respect to the PIPE Securities issuable pursuant to the PIPE Subscription Agreements entered into for the PIPE Investment or a registration rights agreement to be entered into between the Company and/or Pubco (as applicable) and PIPE Investors in connection therewith (collectively, the “PIPE Documents”). The Investors hereby acknowledge and agree that nothing in this Agreement shall restrict or impair, or would reasonably be expected to restrict or impair, the ability of the Company or Pubco to fulfill its registration obligations under the PIPE Documents with respect to the PIPE Securities, and Pubco shall be entitled without violation or breach of, or liability under, this Agreement to refuse to register any Registrable Securities or withdraw any Registration Statement for any Registrable Securities if such Registration has restricted or impaired the ability of the Purchaser to fulfill its registration obligations under the PIPE Documents with respect to the PIPE Securities.

3. REGISTRATION PROCEDURES.

3.1 Filings; Information. Whenever Pubco is required to effect the registration of any Registrable Securities pursuant to Section 2, Pubco shall use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

3.1.1 Filing Registration Statement. Pubco shall use its reasonable best efforts to, as expeditiously as possible after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the Commission a Registration Statement on any form for which Pubco then qualifies or which counsel for Pubco shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its reasonable best efforts to cause such Registration Statement to become effective and use its reasonable best efforts to keep it effective for the period required by Section 3.1.3; provided, however, that Pubco shall have the right to defer any Demand Registration for up to thirty (30) calendar days, and any Piggy-Back Registration for such period as may be applicable to deferment of any demand registration to which such Piggy-Back Registration relates, in each case if Pubco shall furnish the Investors requesting to include their Registrable Securities in such Registration Statement a certificate signed by the Chief Executive Officer, Chief Financial Officer or Chairman of Pubco stating that, in the good faith judgment of the Board of Directors of Pubco, it would be materially detrimental to Pubco and its shareholders for such Registration Statement to be effected at such time or the filing would require premature disclosure of material information which is not in the interests of Pubco to disclose at such time; provided further, however, that Pubco shall not have the right to exercise the right set forth in the immediately preceding proviso more than twice in any 365-day period in respect of a Demand Registration hereunder.

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3.1.2 Copies. Pubco shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

3.1.3 Amendments and Supplements. Pubco shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn or until such time as the Registrable Securities cease to be Registrable Securities as defined by this Agreement.

3.1.4 Notification. After the filing of any Registration Statement pursuant to this Agreement, any prospectus related thereto or any amendment or supplement to such Registration Statement or prospectus, Pubco shall promptly, and in no event more than three (3) Business Days after such filing, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within three (3) Business Days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and Pubco shall take all actions required to prevent the entry of such stop order or to remove it if entered); (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information; and (v) the occurrence of an event requiring the preparation of a supplement or amendment to such Registration Statement or prospectus so that, after such amendment is filed or prospectus delivered to the purchasers of the securities covered by such Registration Statement, such Registration Statement or prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made), not misleading, and Pubco shall promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, Pubco shall furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, provided that such Investors and their legal counsel must provide any comments promptly (and in any event within three (3) Business Days) after receipt of such documents.

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3.1.5 State Securities Laws Compliance. Pubco shall use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of Pubco and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that Pubco shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then otherwise subject.

3.1.6 Agreements for Disposition. To the extent required by the underwriting agreement or similar agreements, Pubco shall enter into reasonable customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of Pubco in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of Investors holding Registrable Securities included in such Registration Statement. No Investor holding Registrable Securities included in such Registration Statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such Investor’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such Investor’s material agreements and organizational documents, and with respect to written information relating to such Investor that such Investor has furnished in writing expressly for inclusion in such Registration Statement.

3.1.7 Cooperation. The principal executive officer of Pubco, the principal financial officer of Pubco, the principal accounting officer of Pubco and all other officers and members of the management of Pubco shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

3.1.8 Records. Pubco shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of Pubco, as shall be necessary to enable them to exercise their due diligence responsibility, and cause Pubco’s officers, directors and employees to supply all information reasonably requested by any of them in connection with such Registration Statement; provided that Pubco may require execution of a reasonable confidentiality agreement prior to sharing any such information.

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3.1.9 Opinions and Comfort Letters. Pubco shall request its counsel and accountants to provide customary legal opinions and customary comfort letters, to the extent so reasonably required by any underwriting agreement.

3.1.10 Earnings Statement. Pubco shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its shareholders, if reasonably required, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

3.1.11 Listing. Pubco shall use its reasonable best efforts to cause all Registrable Securities included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by Pubco are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority of the Registrable Securities included in such registration.

3.1.12 Road Show. If the registration involves the registration of Registrable Securities involving gross proceeds in excess of $15,000,000, Pubco shall use its reasonable efforts to make available senior executives of Pubco to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any underwritten offering.

3.2 Obligation to Suspend Distribution. Upon receipt of any notice from Pubco of the happening of any event of the kind described in Section 3.1.4(iv) or (v), or, in the event that the financial statements contained in the Registration Statement become stale, or in the event that the Registration Statement or prospectus included therein contains a misstatement of material fact or omits to state a material fact due to a bona fide business purpose, or in the case of a resale registration on Short Form Registration pursuant to Section 2.3 hereof, upon any suspension by Pubco, pursuant to a written insider trading compliance program adopted by the Pubco’s Board of Directors, of the ability of all “insiders” covered by such program to transact in Pubco’s securities because of the existence of material non-public information, each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 3.1.4 or the Registration Statement is updated so that the financial statements are no longer stale, or the restriction on the ability of “insiders” to transact in Pubco’s securities is removed, as applicable, and, if so directed by Pubco, each such holder will deliver to Pubco all copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

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3.3 Registration Expenses. Pubco shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 2.1, any Piggy-Back Registration pursuant to Section 2.2, and any registration on Short Form Registration effected pursuant to Section 2.3, and all reasonable expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees and fees of any securities exchange on which the Ordinary Shares are then listed; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing, messenger, telephone and delivery expenses; (iv) Pubco’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities (including as required by Section 3.1.11); (vi) Financial Industry Regulatory Authority fees; (vii) fees and disbursements of counsel for Pubco and fees and expenses for independent certified public accountants retained by Pubco (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); (viii) the reasonable fees and expenses of any special experts retained by Pubco in connection with such registration; and (ix) the reasonable fees and expenses (up to a maximum of $15,000 in the aggregate in connection with such registration) of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such registration for such legal counsel’s review, comment and finalization of the proposed Registration Statement and other relevant documents. Pubco shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders in proportion to the number of Registrable Securities included in such offering for each such holder. Additionally, in an underwritten offering, all selling security holders and Pubco shall bear the expenses of the Underwriter pro rata in proportion to the respective amount of securities each is selling in such offering.

3.4 Information. Investors holding Registrable Securities included in any Registration Statement shall provide such information as may reasonably be requested by Pubco, or the managing Underwriter, if any, in connection with the preparation of such Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the obligation to comply with federal and applicable state securities laws. Investors selling Registrable Securities in any offering must provide all questionnaires, powers of attorney, custody agreements, stock powers, and other documentation reasonably requested by Pubco or the managing Underwriter.

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4. INDEMNIFICATION AND CONTRIBUTION.

4.1 Indemnification by Pubco. Subject to the provisions of this Section 4.1 and Section 4.4.3 hereof, Pubco agrees to indemnify and hold harmless each Investor and each other holder of Registrable Securities, and each of their respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls an Investor and each other holder of Registrable Securities (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Investor Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Pubco of the Securities Act or any rule or regulation promulgated thereunder applicable to Pubco and relating to action or inaction required of Pubco in connection with any such registration (provided, however, that the indemnity agreement contained in this Section 4.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of Pubco, such consent not to be unreasonably withheld, delayed or conditioned); and Pubco shall promptly reimburse the Investor Indemnified Party for any legal and any other expenses reasonably incurred by such Investor Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action whether or not any such person is a party to any such claim or action and including any and all legal and other expenses incurred in giving testimony or furnishing documents in response to a subpoena or otherwise; provided, however, that Pubco will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to Pubco, in writing, by such selling holder or Investor Indemnified Party expressly for use therein. Pubco also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each Person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1.

4.2 Indemnification by Holders of Registrable Securities. Subject to the limitations set forth in the Section 4.2 and Section 4.4.3 hereof, each selling holder of Registrable Securities will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling holder, indemnify and hold harmless Pubco, each of its directors and officers and each Underwriter (if any), and each other selling holder and each other person, if any, who controls another selling holder or such Underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to Pubco by such selling holder expressly for use therein (provided, however, that the indemnity agreement contained in this Section 4.2 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the indemnifying Investor, such consent not to be unreasonably withheld, delayed or conditioned), and shall reimburse Pubco, its directors and officers, and each other selling holder or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling holder.

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4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such Person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other Person for indemnification hereunder, notify such other Person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party (acting reasonably), consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4 Contribution.

4.4.1 If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

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4.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.

4.4.3 The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) with respect to any action shall be entitled to contribution in such action from any person who was not guilty of such fraudulent misrepresentation.

5. RULE 144.

5.1 Rule 144. Pubco covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule 144 may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

6. MISCELLANEOUS.

6.1 Other Registration Rights. Pubco represents and warrants that as of the date of this Agreement, no Person, other than the holders of (i) Registrable Securities, (ii) United Hydrogen Securities covered by the United Hydrogen Registration Rights Agreement, and (iii) PIPE Securities has any right to require Pubco to register any of Pubco’s share capital for sale or to include Pubco’s share capital in any registration filed by Pubco for the sale of share capital for its own account or for the account of any other Person.

6.2 Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of Pubco hereunder may not be assigned or delegated by Pubco in whole or in part. This Agreement and the rights, duties and obligations of the holders of Registrable Securities hereunder may be freely assigned or delegated by such holder of Registrable Securities in conjunction with and to the extent of any transfer of Registrable Securities by any such holder; provided that no assignment by any Investor of its rights, duties and obligations hereunder shall be binding upon or obligate Pubco unless and until Pubco shall have received (i) written notice of such assignment and (ii) the written agreement of the assignee, in a form reasonably satisfactory to Pubco, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties, to the permitted assigns of the Investors or holder of Registrable Securities or of any assignee of the Investors or holder of Registrable Securities. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Section 4 and this Section 6.2. If the Purchaser Representative is replaced in accordance with the terms of the Business Combination Agreement, the replacement Purchaser Representative shall automatically become a party to this Agreement as if it were the original Purchaser Representative hereunder.

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6.3 Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by email, or other electronic means, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Pubco, to:

United Hydrogen Global Inc.

3rd Floor, Building 3, No. 715 Yingshun Road, Qingpu District, Shanghai, PRC 201799

Attn: Yaqi Han

Telephone No.: +86-18294434089

Email: mia@efficientpower.cn

With copies to (which shall not constitute notice): MagStone Law, LLP 415 S Murphy Ave Sunnyvale, CA 94086 Attn: Meng (Mandy) Lai, Esq. Telephone No.: (650) 513-2555 Email: laimeng@magstonelaw.com

If to the Company, to: Aimei Investment Ltd 10 East 53rd Street, Suite 3001 New York, NY 10022 Attn: Xie Junheng Telephone No.: +86-13758131392 Email: Xiejunheng@aimeihealth.com

With copies to (which shall not constitute notice):

Hunter Taubman Fischer & Li LLC

950 Third Avenue, 19th Floor

New York, NY 10022

Attn: Ying Li, Esq; Guillaume de Sampigny, Esq.

Email: yli@htflawyers.com;

gdesampigny@htflawyers.com

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If to the Purchaser Representative, to:

Aimei Investment Ltd

c/o Aimei Health Technology Co, Ltd.

10 East 53rd Street, Suite 3001 New York, NY 10022

Attn: Xie Junheng

Telephone No.: +86-13758131392

Email: Xiejunheng@aimeihealth.com

With copies to (which shall not constitute notice):

Hunter Taubman Fischer & Li LLC

950 Third Avenue, 19th Floor

New York, NY 10022

Attn: Ying Li, Esq; Guillaume de Sampigny, Esq.

Email: yli@htflawyers.com;

gdesampigny@htflawyers.com

If to the Investors, to:

Aimei Investment Ltd

c/o Aimei Health Technology Co, Ltd.

10 East 53rd Street, Suite 3001 New York, NY 10022

Attn: Xie Junheng

Telephone No.: +86-13758131392

Email: Xiejunheng@aimeihealth.com

With copies to (which shall not constitute notice):

Hunter Taubman Fischer & Li LLC

950 Third Avenue, 19th Floor

New York, NY 10022

Attn: Ying Li, Esq; Guillaume de Sampigny, Esq.

Email: yli@htflawyers.com;

gdesampigny@htflawyers.com

6.4 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable. Notwithstanding anything to the contrary contained in this Agreement, in the event that a duly executed copy of this Agreement is not delivered to Pubco by an Investor, such Investor failing to provide such signature shall not be a party to this Agreement or have any rights or obligations hereunder, but such failure shall not affect the rights and obligations of the other parties to this Agreement as amongst such other parties.

6.5 Entire Agreement. This Agreement (together with the Business Combination Agreement, including all agreements entered into pursuant hereto or thereto or referenced herein or therein and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, relating to the subject matter hereof; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Business Combination Agreement or any other Ancillary Document or the rights or obligations of the parties under the United Hydrogen Registration Rights Agreement.

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6.6 Interpretation. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

6.7 Amendments; Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written agreement or consent of Pubco and Investors holding a majority-in-interest of the Registrable Securities; provided, that any amendment or waiver of this Agreement which affects an Investor in a manner materially and adversely disproportionate to other Investors will also require the consent of such Investor. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

6.8 Remedies Cumulative. In the event a party fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the other parties may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

6.9 Governing Law; Jurisdiction. This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the internal Laws of the State of New York, without regard to the conflict of law principles thereof. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in New York (or in any appellate courts thereof) (the “Specified Courts”). Each party hereto hereby (i) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 6.3. Nothing in this Section 6.9 shall affect the right of any party to serve legal process in any other manner permitted by applicable Law.

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6.10 WAIVER OF TRIAL BY JURY. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.10.

6.11 Termination of Business Combination Agreement. This Agreement shall be binding upon each party upon such party’s execution and delivery of this Agreement, but this Agreement shall only become effective upon the Closing. In the event that the Business Combination Agreement is validly terminated in accordance with its terms prior to the Closing, this Agreement shall automatically terminate and become null and void and be of no further force or effect, and the parties shall have no obligations hereunder.

6.12 Counterparts; Electronic Signatures. This Agreement may be executed and delivered (including by facsimile, email or other electronic transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. The words “execution,” signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

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22

IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amended and Restated Registration Rights Agreement as of the date first above written.

COMPANY:

Aimei Health Technology Co, Ltd

By:
Name:
Title:

PUBCO:

United Hydrogen Global Inc.

By:
Name:
Title:

[Signature Page to First Amendment to Registration Rights Agreement]

INVESTORS:

Aimei Investment Ltd

By:
Name:
Title:

Name:	Juan Fernandez Pascual

Name:	Heung Ming Wong

Name:	Lin Bao

Name:	Julianne Huh

Name:	Robin H. Karlsen

[Signature Page to First Amendment to Registration Rights Agreement]